UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2014

PETROSONIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53881	98-0585718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 Westwood Boulevard, No. 545

Los Angeles, California 90024

(Address of Principal Executive Offices)

(855) 626-3317

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 6, 2012 Petrosonic Energy, Inc. (the “Company”) issued a convertible debenture (the “Debenture”) in the amount of CDN$200,000 to Art Agolli, its Chief Executive Officer. The Debenture is secured with the Company’s assets and originally matured on June 6, 2013. On June 5, 2013 the maturity date was extended by mutual agreement of the Company and Mr. Agolli, to June 6, 2014. On June 5, 2014, Mr. Agolli and the Company agreed to further extend the maturity date of the Debenture to June 6, 2015. Amendment No. 2 to the Debenture is attached to this Current Report as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Petrosonic Energy, Inc. Convertible Debenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSONIC ENERGY, INC.

Dated: June 6, 2014	/s/ Art Agolli
Art Agolli
President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Petrosonic Energy, Inc. Convertible Debenture